                                                                EXHIBIT 10.15(a)


                    FIRST AMENDMENT TO AMENDED AND RESTATED
                                PARENT AGREEMENT

     This First Amendment to the Amended and Restated Parent Agreement, dated as of June 30, 1998 (this "First Amendment"), is entered into by and among Occidental Chemical Corporation, a New York corporation ("OCC"), Oxy CH Corporation, a California corporation ("Oxy CH"), Occidental Petroleum Corporation, a Delaware corporation ("OPC"), Occidental Chemical Holding Corporation, a California corporation ("OCHC"), Lyondell Petrochemical Company, a Delaware corporation ("Lyondell"), Millennium Chemicals, Inc., a Delaware corporation ("Millennium"), and Equistar Chemicals, LP, a Delaware limited partnership ("Equistar").

     WHEREAS, OCC, Oxy CH, OPC, Lyondell, Millennium and Equistar entered into that certain Amended and Restated Parent Agreement dated as of May 15, 1998 (the "Parent Agreement");

     WHEREAS, OCC, Oxy CH and OCHC effected an assignment and assumption of certain guarantees, undertakings, promises, rights, covenants and obligations of OCC and Oxy CH under the Parent Agreement as of June 19, 1998; and

     WHEREAS, the parties hereto wish to amend the list of Related Agreements set forth in Appendix A to the Parent Agreement.

     NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants of the parties hereto, the parties hereto hereby agree as follows:

1. All capitalized terms that are defined in the Parent Agreement, but are not defined in this First Amendment, shall have the same meanings as defined in the Parent Agreement.

2. The following shall be added to the list of Related Agreements in Appendix A to the Parent Agreement:

     "122.  First Amendment to Amended and Restated Limited Partnership
          Agreement of Equistar Chemicals, LP, dated as of June 30, 1998, by and among Lyondell LP, Lyondell GP, Millennium LP, Millennium GP, Occidental GP, Occidental LP1, Occidental LP2 and Occidental Petrochem Partner GP, Inc., a Delaware corporation."

3. Except as amended by this First Amendment, all the terms and provisions of the Parent Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first above written.


                              OCCIDENTAL CHEMICAL CORPORATION



                              By: /s/ David C. Yen
                                 --------------------------------------
                                 Name:  David C. Yen
                                 Title: Vice President and Treasurer


                              OXY CH CORPORATION


                              By: /s/ David C. Yen
                                 --------------------------------------
                                 Name:  David C. Yen
                                 Title: Vice President and Treasurer




                              OCCIDENTAL PETROLEUM CORPORATION


                              By: /s/ David C. Yen
                                 --------------------------------------
                                 Name:  David C. Yen
                                 Title: Vice President and Treasurer


                              OCCIDENTAL CHEMICAL HOLDING
                              CORPORATION


                              By: /s/ David C. Yen
                                 --------------------------------------
                                 Name:  David C. Yen
                                 Title: Vice President and Treasurer

                              LYONDELL PETROCHEMICAL COMPANY



                              By: /s/ T. Kevin De Nicola
                                 --------------------------------------
                                 Name:
                                 Title:


                              MILLENNIUM CHEMICALS INC.



                              By: /s/ George H. Hempstead, III
                                 --------------------------------------
                                 Name:  George H. Hempstead III
                                 Title: Senior Vice President


                              EQUISTAR CHEMICALS, LP



                              By: /s/ Eugene R. Allspach
                                 --------------------------------------
                                 Name:  Eugene R. Allspach
                                 Title: President & Chief Operating Officer